UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Thrivent Financial Securities Lending Trust

(Name of Registrant as Specified in Charter)

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IMPORTANT SHAREHOLDER INFORMATION

Within This Package You Will Find the Following:

•	Proxy statement

•	Proxy card

The Board of Trustees (the “Board”) of Thrivent Financial Securities Lending Trust (the “Trust”) has unanimously approved the proposal regarding the election of Trustees of the Trust. The following questions and answers provide a brief overview of the items contained in the proxy statement. The Board encourages you to read the full text of the enclosed proxy statement carefully.

What am I being asked to vote on at the upcoming special meeting of shareholders to be held on May 15, 2009 (the “Special Meeting”)?

All shareholders of the Trust are asked to vote to elect Trustees to serve on the Board of Trustees of the Trust. The nominees include all eight of the current Trustees and two additional nominees. This proposal is discussed more fully in the proxy statement.

Why does the Board recommended that I vote in favor of the election of Trustees?

The Board recommends that you vote in favor of the Trustee nominees because the Board believes that the addition of the two non-incumbent Trustee nominees would benefit the Trust and its shareholders. Both such proposed Trustees have extensive investment management experience and would be able to provide meaningful oversight of the Trust’s operations and the investment adviser’s efforts to navigate the complexities of today’s financial markets. In addition, the election of all Trustees at this time will allow the Board, in the future, to appoint additional Trustees to the Board within the requirements of the Investment Company Act of 1940. Currently, the Board cannot appoint additional Trustees to the Board, as more fully explained in the proxy statement, unless a certain percentage of Trustees has already been elected by shareholders. As the financial markets and regulatory framework in which the Trust operates evolve over time, different needs arise. In order to meet these changing needs, the Board wishes to be able to appoint Trustees with the expertise and experience to maintain, and even enhance, the strength of the Board’s oversight of the Trust’s operations.

Will my vote make a difference?

Yes! Your vote is needed to ensure that the election of Trustee nominees can be acted upon at the Special Meeting. Your immediate response will help save the costs of any further solicitation. We encourage you to participate in the governance of the Trust.

How can I vote?

Shareholders are invited to attend the Special Meeting and to vote in person. You may also vote by executing a proxy and sending it by mail. If you vote by mail, please indicate your voting instructions on the enclosed proxy card, date and sign the card, and return it to Thrivent Financial for Lutherans c/o Jane Sholtz, 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

Shareholders who execute proxies by mail may revoke them at any time prior to the Special Meeting by filing a written notice of revocation, by executing another proxy bearing a later date or by attending the Special Meeting, requesting return of any previously delivered voting instructions and voting in person. Attendance and voting at the Special Meeting will not by itself constitute a revocation of voting instructions.

THRIVENT FINANCIAL SECURITIES LENDING TRUST

625 Fourth Avenue South

Minneapolis, Minnesota 55415

NOTICE OF SPECIAL MEETING

OF SHAREHOLDERS

to be Held on May 15, 2009

A Special Meeting of Shareholders (the “Special Meeting”) of each series of Thrivent Financial Securities Lending Trust (the “Trust”) will be held at the Thrivent Financial for Lutherans building, 625 Fourth Avenue South, Minneapolis, Minnesota on May 15, 2009, at 9:30 a.m. Central Time for the following purposes:

1.	To elect Trustees of the Trust.

2.	To consider and act upon any matter related to the foregoing and to transact other business that may properly come before the Special Meeting and all adjournments.

The Board of Trustees of the Trust has fixed the close of business on March 16, 2009 as the record date for determining shareholders entitled to notice of, and to vote at, the Special Meeting and all adjournments.

By Order of the Board of Trustees

Russell W. Swansen, President

Minneapolis, Minnesota

April 20, 2009

YOUR VOTE IS IMPORTANT

You can help avoid the necessity and expense of sending follow-up letters by promptly returning your voting instructions on the enclosed proxy card. If you are unable to be present in person, please mark, date, sign and return the proxy card.

THRIVENT FINANCIAL SECURITIES LENDING TRUST

625 Fourth Avenue South

Minneapolis, Minnesota 55414

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Thrivent Financial Securities Lending Trust (the “Trust”) to be used at a Special Meeting of Shareholders and any adjournments (collectively, the “Special Meeting”) of the Trust to be held at the Thrivent Financial for Lutherans building, 625 Fourth Avenue South, Minneapolis, Minnesota 55415, on May 15, 2009, at 9:30 a.m. Central Time. This Proxy Statement and the accompanying Notice of Special Meeting of Shareholders and proxy card are first being mailed on or about April 20, 2009.

Proposal

This Proxy Statement details the upcoming election of the Trustee nominees of the Trust by the shareholders of record of the Trust.

Quorum and Voting

Who is entitled to vote?

Shareholders of record of the Trust at the close of business on March 16, 2009 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting. As of the Record Date, the Trust had 1,588,845,038.65 shares issued and outstanding. Each shareholder is entitled to the same number of votes as the number of full and fractional shares held by such shareholder. Each share is entitled to one vote.

The shareholders of the Trust are affiliates of the Trust, which is managed by Thrivent Financial for Lutherans (“Thrivent Financial” or the “Adviser”). The shareholders include other mutual funds advised by the Adviser or affiliates of the Adviser. In addition, the general account of Thrivent Financial, which is also an insurance company, is a shareholder of the Trust and owns, as of the Record Date, 41.56% of the Trust’s outstanding shares. The Trust’s shareholders, as participants in a securities lending program sponsored by Thrivent Financial, lend their portfolio securities to borrowers that post cash collateral, which is then invested in the Trust.

How Can I Vote?

You may vote by mail, but you are also invited to attend the Special Meeting and vote in person. To vote by mail, date and sign the enclosed proxy card and return it to Thrivent Financial for Lutherans c/o Jane Sholtz, 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

You may revoke your voting instructions at any time prior to their use by:

•	giving written notice of revocation to an officer of the Trust,

•	returning to an officer of the Trust a properly executed, later dated voting instruction form, or

•	attending the Special Meeting, requesting return of any previously delivered voting instructions and voting in person.

Attendance and voting at the Special Meeting will not by itself constitute a revocation of voting instructions. Shares represented by the signed voting instructions received by the Board in time for voting that are not revoked will be voted in accordance with the instructions noted on the signed proxy card. Unless instructions to the contrary are marked on the proxy card, the shares represented by the proxy card will be voted FOR all the proposals. The proxy card grants discretion to the persons named thereon, as proxies, to take such further action as they determine appropriate in connection with any other matter which may properly come before the Special Meeting or any adjournments. The Board does not currently know of any matter to be considered at the Special Meeting other than the matters set forth in the Notice of Special Meeting of Shareholders.

What is the requirement for a quorum?

For purposes of considering the election of Trustees (the “Proposal”), one-third of the aggregate number of shares of the Trust entitled to vote at the Special Meeting and represented in person or by proxy constitutes a quorum.

What is the voting requirement to pass the Proposal?

A plurality of the votes cast in person or by proxy at the Special Meeting at which a quorum is present will be required for the election of Trustees.

How are voting instructions being solicited?

Officers of the Trust and employees of the Adviser may solicit voting instructions personally or by telephone or other electronic means. The costs of electing Trustees, estimated to be $2,500, are an expense of the Trust and will be borne by the Trust. Should the proposal not be approved by shareholders, the Board will discuss alternatives with the Adviser.

Additional Information about the Trust

The financial statements of the Trust for the fiscal year ended October 31, 2008 are included in the Trust’s annual report, which has been previously sent to shareholders. The Trust will provide you with a copy of an annual or semiannual report without charge. You may obtain a copy of these reports by writing to Thrivent Financial Securities Lending Trust, 625 Fourth Avenue South, Minneapolis, Minnesota 55415 or by calling toll-free (800) 847-4836.

PROPOSAL

Election of Trustees

Background

The Board is responsible for supervising the management of the Trust. The 1940 Act and rules adopted under the 1940 Act contain provisions requiring that certain percentages of a mutual fund’s board of trustees consist of individuals who are independent of the mutual fund within the meaning of Section 2(a)(19) of the 1940 Act. Current regulations applicable to the Trust require that a majority of the Trust’s Board consist of “Independent Trustees.”

In addition, as a general matter, no individual may serve as a trustee unless that individual was elected as a trustee by the outstanding voting securities of a mutual fund. Vacancies occurring, however, between shareholder meetings may be filled in any otherwise legal manner if, immediately after filling any such vacancy, at least two-thirds of the trustees then holding office shall have been elected to such office by the holders of the outstanding voting securities at a shareholder meeting (the “two-thirds rule”).

The Board currently consists of eight persons, all of whom are Independent Trustees. Five of the eight incumbent Trustees (F. Gregory Campbell, Herbert F. Eggerding, Jr., Noel K. Estenson, Richard L. Gady and Connie M. Levi) have been elected by shareholders at past shareholder meetings. Richard A. Hauser, Douglas D. Sims and Constance L. Souders were legally appointed to the Board in compliance with the two-thirds rule. One Independent Trustee retired and one interested Trustee resigned in 2008. However, the currently sitting Trustees, because of the two-thirds rule, cannot appoint any additional Trustees. These Trustees, however, believe that the addition of two new Trustees would benefit the Trust and its shareholders.

Reasons for the Proposal

This proposal serves two purposes. First, the Board believes that the Trust and its shareholders would benefit from the expertise of the two new Trustee nominees, Mr. Laubscher and Mr. Swansen, who would be valuable additions to the Board. Both Mr. Laubscher and Mr. Swansen have significant investment management experience and would be able to provide meaningful oversight of the Trust’s operations and the investment manager’s efforts to navigate the complexities of today’s financial markets. Mr. Laubscher is currently a Senior Investment Manager of private real estate portfolios for IBM Retirement Funds. Prior to his current position, he served as a Senior Investment Manager of international equity portfolios for IBM Retirement Funds. Through his work for IBM Retirement Funds, Mr. Laubscher also has experience managing U.S. equity portfolios and providing risk management services.

Mr. Swansen is currently a Senior Vice President and the Chief Investment Officer of Thrivent Financial. He generally oversees the portfolio management of the mutual funds sponsored by Thrivent Financial and the general account of Thrivent Financial’s insurance operations. Mr. Swansen has served as the President to the Trust since November 2008 and, prior to his tenure as President, was Vice President to the Trust since 2004.

In addition, the election by shareholders of all Trustees at this time will allow the Board to appoint new Trustees, if the need were to arise, and comply with the regulatory requirements of the 1940 Act (i.e., the two-thirds rule).

The Trustee nominees include the eight incumbent Trustees (Mr. Campbell, Mr. Eggerding, Jr., Mr. Estenson, Mr. Gady, Mr. Hauser, Ms. Levi, Mr. Sims and Ms. Souders) and two non-incumbent nominees, Mr. Laubscher and Mr. Swansen. At a meeting held on February 17, 2009, the Board recommended and nominated these individuals to serve as Trustees to the Trust, pending shareholder approval.

If these ten nominees were to be elected, nine of the ten Trustees would be Independent Trustees: the current eight Trustees and Mr. Laubscher. Mr. Swansen, through his position with Thrivent Financial, the Trust’s investment adviser, would be an interested Trustee. The Board believes that this percentage of Independent Trustees to total Trustees (90%) is consistent with current best practice in the mutual fund industry and enhances independent oversight of the Trust. It is important to note that the Chair of the Board, Ms. Levi, is an Independent Trustee.

All shares represented by valid proxy cards will be voted in favor of the election of the nominees, unless authority to vote therefor is withheld. The nominees named have agreed to serve as Trustees if elected. If for any reason, any of the nominees should not be available for election as contemplated, the proxies named in the proxy card may, unless otherwise limited, vote the shares represented thereby to elect such substitute nominees, if any, as may be designated by the Board, subject to the applicable provisions of the 1940 Act. This election will help assure continued compliance with 1940 Act provisions regarding the election of Trustees. Background information on all of the nominees is provided in the following table.

Interested Trustees1

Name, Address, and Age	Position(s) Held With Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee[3]	Other Trusteeships Held by Trustee or Nominee for Trustee
Russell W. Swansen 625 Fourth Avenue South Minneapolis, MN Age 51	Trustee Nominee and President	Trustee Nominee; President since 2008; previously, Vice President since 2004	Senior Vice President, Chief Investment Officer, Thrivent Financial since 2004; Managing Director, Colonnade Advisors LLC from 2001 to 2003	Mr. Swansen is not currently serving as a Trustee. If he were elected, he would oversee 71 funds.	None

Independent Trustees[4]

Name, Address, and Age	Position(s) Held With Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee[3]	Other Trusteeships Held by Trustee or Nominee for Trustee
F. Gregory Campbell 625 Fourth Avenue South Minneapolis, MN Age 69	Trustee	Trustee since 1992	President, Carthage College	71	Director, Optique Funds, an investment company consisting of four portfolios; Director, Kenosha Hospital and Medical Center Board; Director, Prairie School Board; Director, United Health Systems Board

Name, Address, and Age	Position(s) Held With Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee[3]	Other Trusteeships Held by Trustee or Nominee for Trustee
Herbert F. Eggerding, Jr. 625 Fourth Avenue South Minneapolis, MN Age 71	Trustee	Trustee since 2003	Management consultant to several privately owned companies	71	None

Noel K. Estenson 625 Fourth Avenue South Minneapolis, MN Age 70	Trustee	Trustee since 2004	Retired.	71	None

Richard L. Gady 625 Fourth Avenue South Minneapolis, MN Age 66	Trustee	Trustee since 1987	Retired; previously Vice President, Public Affairs and Chief Economist, ConAgra, Inc. (agribusiness)	71	None

Richard A. Hauser 625 Fourth Avenue South Minneapolis, MN Age 66	Trustee	Trustee since 2004	Vice President and Assistant General Counsel, Boeing Company since 2007; President, National Legal Center for the Public Interest from 2004 to 2007; General Counsel, U.S. Department of Housing and Urban Development from 2001 to 2004	71	None

Paul R. Laubscher 625 Fourth Avenue South Minneapolis, MN Age 52	Trustee Nominee	Trustee Nominee	Risk Manager; Portfolio Manager for U.S. and international equity portfolios and private real estate portfolios of IBM Retirement Funds	Mr. Laubscher is not currently serving as a Trustee. If he were elected, he would oversee 71 funds.	None

Name, Address, and Age	Position(s) Held With Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee[3]	Other Trusteeships Held by Trustee or Nominee for Trustee
Connie M. Levi 625 Fourth Avenue South Minneapolis, MN Age 69	Chair and Trustee	Chair since 2009; Trustee since 2004	Retired	71	None

Douglas D. Sims 625 Fourth Avenue South Minneapolis, MN Age 62	Trustee	Trustee since 2006	Retired; previously Chief Executive Officer of CoBank from 1994 to 2006	71	Director, Keystone Neighborhood Company; Director, Center for Corporate Excellence

Constance L. Souders 625 Fourth Avenue South Minneapolis, MN Age 58	Trustee	Trustee since 2007	Retired; previously Director from 1983 to 2007, Executive Vice President from 2001 to 2007, AML Compliance Officer from 2003 to 2007, Chief Financial Officer from 2000 to 2005, Chief Administrative Officer from 2000 to 2005 and Treasurer from 1992 to 2007 of Harbor Capital Advisors, Inc.	71	None

[1]

“Interested person” of the Trust as defined in the Investment Company Act of 1940 by virtue of a position with Thrivent Financial. Mr. Swansen is considered an interested person because of his principal occupation with Thrivent Financial.

[2]	Each Trustee generally serves an indefinite term until his or her successor is duly elected and qualified.
[3]

The “Fund Complex” includes the 29 funds of Thrivent Mutual Funds, 41 portfolios of Thrivent Series Fund, Inc. and the Trust. The 41 portfolios of Thrivent Series Fund, Inc. and the Trust are advised by Thrivent Financial. Thrivent Mutual Funds is advised by Thrivent Asset Management, L.L.C. (“TAM”), an indirect subsidiary of Thrivent Financial.

[4]	The Trustee Nominees, other than Mr. Swansen, are not “interested persons” of the Trust and are referred to as “Independent Trustees.”

Executive Officers

The following information relates to executive officers of the Trust who are not Trustees. The officers are appointed by the Board and serve at the discretion of the Board until their successors are duly appointed and qualified. The officers receive no compensation from the Trust but receive compensation in their capacities as officers or employees of Thrivent Financial or its affiliates.

Name, Address, and Age	Position(s) Held With Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Russell W. Swansen 625 Fourth Avenue South Minneapolis, MN Age 51	President	President since 2008	Senior Vice President, Chief Investment Officer, Thrivent Financial since 2004; Managing Director, Colonnade Advisors LLC from 2001 to 2003

Gerard V. Vaillancourt 625 Fourth Avenue South Minneapolis, MN Age 41	Treasurer and Principal Financial Officer	Treasurer and Principal Financial Officer since 2005	Vice President, Mutual Fund Accounting since 2006; Head of Mutual Fund Accounting, Thrivent Financial from 2005 to 2006; Director, Fund Accounting Administration, Thrivent Financial from 2002 to 2005

David S. Royal 625 Fourth Avenue South Minneapolis, MN Age 37	Secretary and Chief Legal Officer	Secretary and Chief Legal Officer since 2006	Vice President and Managing Counsel, Thrivent Financial since 2006; Partner, Kirkland & Ellis LLP from 2004 to 2006; Associate, Skadden, Arps, Slate, Meagher & Flom LLP from 1997 to 2004

Katie S. Kloster 625 Fourth Avenue South Minneapolis, MN Age 44	Vice President Investment Company and Investment Adviser Chief Compliance Officer	Vice President Investment Company and Investment Adviser Chief Compliance Officer since 2004	Vice President and Controller, Thrivent Financial from 2001 to 2004

Janice M. Guimond 625 Fourth Avenue South Minneapolis, MN Age 44	Vice President	Vice President since 2005	Vice President, Investment Operations, Thrivent Financial since 2004; Manager of Portfolio Reporting, Thrivent Financial from 2003 to 2004; Independent Consultant from 2001 to 2003

Karl D. Anderson 625 Fourth Avenue South Minneapolis, MN Age 47	Vice President	Vice President	Vice President, Products, Thrivent Financial

Brian W. Picard 4321 North Ballard Road Appleton, WI Age 38	Vice President and Anti-Money Laundering Office	Vice President and Anti-Money Laundering Officer since 2006	Director of FSO Compliance Corp. BCM, Thrivent Financial since 2006; Manager, Field and Securities Compliance, Thrivent Financial from 2002 to 2006

Name, Address, and Age	Position(s) Held With Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Mark D. Anema 625 Fourth Avenue South Minneapolis, MN Age 48	Assistant Vice President	Assistant Vice President since 2007	Vice President, Accumulation and Retirement Income Solutions, Thrivent Financial since 2007; Vice President, Strategic Planning, Thrivent Financial from 2004 to 2007; Insurance Practice Engagement Manager, McKinsey and Company from 1999 to 2004

James M. Odland 625 Fourth Avenue South Minneapolis, MN Age 53	Assistant Secretary	Assistant Secretary since 2006	Vice President and Managing Counsel, Thrivent Financial since 2005; Senior Securities Counsel, Allianz Life Insurance Company from January 2005 to August 2005; Vice President and Chief Legal Officer, Woodbury Financial Services, Inc. from 2003 to 2005; Vice President and Group Counsel, Corporate Practice Group, American Express Financial Advisors, Inc. from 2001 to 2003

John L. Sullivan 625 Fourth Avenue South Minneapolis, MN Age 38	Assistant Secretary	Assistant Secretary since 2007	Senior Counsel, Thrivent Financial since 2007; Senior Counsel, Division of Investment Management of the SEC from 2000 to 2007

Todd J. Kelly 4321 North Ballard Road Appleton, WI Age 39	Assistant Treasurer	Assistant Treasurer since 1999	Director, Fund Accounting Operations, Thrivent Financial

Sarah L. Bergstrom 625 Fourth Avenue South Minneapolis, MN Age 32	Assistant Treasurer	Assistant Treasurer since 2007	Director, Fund Accounting Administration, Thrivent Financial since 2007; Manager, Fund Accounting Administration, Thrivent Financial from 2005 to 2007; Manager, Mutual Fund Tax Reporting, Thrivent Financial from 2004 to 2005; Supervisor, Mutual Fund Tax Reporting, Thrivent Financial from 2002 to 2004

Committees of the Board of Trustees

Each Independent Trustee serves as a member of each committee. Mr. Laubscher, if elected, will also serve on each committee listed below.

Committee	Members	Function	Meetings Held During Last Fiscal Year
Audit	Douglas D. Sims, Chair Gregory F. Campbell Herbert F. Eggerding, Jr. Noel K. Estenson Richard L. Gady Richard A. Hauser Connie M. Levi Constance L. Souders	The 1940 Act requires that the Trust’s independent auditors be selected by a majority of those Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust. The Audit Committee is responsible for recommending the engagement or retention of the Trust’s independent accountants, reviewing with the independent accountants the plan and the results of the auditing engagement, approving professional services, including permitted nonaudit services, provided by the independent accountants prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent accountants, reviewing the scope and results of procedures of internal auditing, and reviewing the system of internal accounting control.	6

Contracts	Herbert F. Eggerding, Jr., Chair Gregory F. Campbell Noel K. Estenson Richard L. Gady Richard A. Hauser Connie M. Levi Douglas D. Sims Constance L. Souders	The function of the Contracts Committee is to assist the Board of Trustees in fulfilling its duties with respect to the review and approval of contracts between the Trust and other entities, including entering into new contracts and the renewal of existing contracts. The Contracts Committee considers investment advisory, distribution, transfer agency, administrative service and custodial contracts, and such other contracts as the Board deems necessary or appropriate for the continuation of operations of the Trust.	5

Committee	Members	Function	Meetings Held During Last Fiscal Year
Ethics and Compliance	Richard A. Hauser, Chair Gregory F. Campbell Herbert F. Eggerding, Jr. Noel K. Estenson Ricard L. Gady Connie M. Levi Douglas D. Sims Constance L. Souders	The function of the Ethics and Compliance Committee is to monitor the ethics of the adviser and oversee the legal and regulatory compliance matters of the Trust.	4

Governance	Noel K. Estenson, Chair Gregory F. Campbell Herbert F. Eggerding, Jr. Richard L. Gady Richard A. Hauser Connie M. Levi Douglas D. Sims Constance L. Souders	The Governance Committee assists the Board in fulfilling its duties with respect to the governance of the Trust, including recommendations regarding evaluation of the Board, compensation of the Trustees, and composition of the committees and the Board’s membership. The Governance Committee makes recommendations regarding nominations for Trustees and will consider nominees suggested by shareholders sent to the attention of the Secretary of the Trust. In identifying and evaluating nominees for Trustees, the Governance Committee may consider one or more of the following criteria with respect to a candidate for nomination: connections to the Lutheran community; experience on other boards; occupation; business experience; education; knowledge regarding investment matters; special skill sets relative to other Trustees and needs of the Board, including diversity; personal integrity and reputation, including the Board’s belief that the individual will not use the position for personal benefit; and time availability to attend and prepare for Committee and Board meetings. The Governance Committee does not have different criteria for evaluating candidates nominated by shareholders.	4

Beneficial Interest in the Trust by Trustees

The following tables provide information, as of December 31, 2008, regarding the dollar range of beneficial ownership by each Trustee and Trustee nominee in the Trust. The dollar range shown in the third column reflects the aggregate amount of each Trustee’s beneficial ownership in all registered investment companies within the Fund Complex, which are (or would be, if elected) overseen by the Trustee.

Interested Trustee

Name of Trustee	Dollar Range of Beneficial Ownership in the Trust	Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Trustee in the Fund Complex
Russell W. Swansen	None	Over $100,000

Independent Trustees

Name of Trustee	Dollar Range of Beneficial Ownership in the Trust	Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Trustee in the Fund Complex
F. Gregory Campbell	None	Over $100,000

Herbert F. Eggerding, Jr.	None	Over $100,000

Noel K. Estenson	None	Over $100,000

Richard L. Gady	None	Over $100,000

Richard A. Hauser	None	Over $100,000

Connie M. Levi	None	$50,001-$100,000

Douglas D. Sims	None	None

Constance L. Souders	None	None

Material Transactions with Independent Trustees

No Independent Trustee of the Trust or any immediate family member of an Independent Trustee has had, during the two most recently completed calendar years, a direct or indirect interest in the investment adviser, or in any person directly or indirectly controlling, controlled by or under common control with investment adviser exceeding $120,000. In addition, no Independent Trustee of the Trust or any of their immediate family members has had, during the two most recently completed calendar years, a direct or indirect material interest in any transaction or series of similar transactions in which the amount involved exceeds $120,000 and to which one of the parties was the Trust; an officer of the Trust; an investment company or an officer of any investment company having the same investment adviser as the Trust as its investment adviser or having an investment adviser that directly or indirectly controls, is controlled by or under common control with the investment adviser of the Trust; the Trust’s investment adviser; an officer of the Trust’s investment adviser; or a person or an officer of a person directly or indirectly controlling, controlled by or under common control with the investment adviser of the Trust (an “Associated Person”). No Independent Trustee of the Trust or a member of the immediate family of an Independent Trustee (other than as described in the following paragraph) has had, in the two most recently completed calendar years, a direct or indirect relationship with any Associated Person involving an amount in excess of $120,000 and which involved: payments for property or services to or from any Associated Person;

provision of legal services to any Associated Person; provision of investment banking services to any Associated Person, other than as a participating underwriter in a syndicate; or, any consulting or other relationship that is substantially similar in nature and scope to these types of relationships. For purposes of this paragraph, “Independent Trustee” includes Paul R. Laubscher.

Mr. Laubscher, up until year-end 2007, managed the IBM Retirement Funds’ currency overlay portfolio. At the time, the assets under management in the portfolio were $3.6 billion, and portions of the portfolio were subadvised by five different asset management firms, including Principal Global Investors LLC (“Principal”), which, along with other subadvisers, subadvises four mutual funds advised by Thrivent Financial or TAM. These four mutual funds are Thrivent Partner International Stock Fund, Thrivent Partner Worldwide Allocation Fund, Thrivent Partner International Stock Portfolio and Thrivent Partner Worldwide Allocation Portfolio. The former two funds are a series of Thrivent Mutual Funds, a family of retail mutual funds advised by TAM. The latter two are series of Thrivent Series Fund, Inc., a family of mutual funds managed by Thrivent Financial and which also serve as investment options for variable products sponsored by Thrivent Financial and an affiliate. At the time of Mr. Laubscher’s responsibilities with respect to the currency overlay portfolio, Principal managed a $500 million portion of the $3.6 billion portfolio. Mr. Laubscher, as of January 1, 2008, no longer manages this portfolio that is partially managed by Principal.

Compensation of Trustees

The following table provides the amounts of compensation paid to the Trustees and Trustee nominees either directly or in the form of payments made into a deferred compensation plan for the fiscal year ended October 31, 2008:

Name	Aggregate Compensation from Trust	Total Compensation Paid by Trust and Fund Complex[1]
Interested Trustees:
Russell W. Swansen	$0	$0

Independent Trustees:
F. Gregory Campbell	$389	$103,750
Herbert F. Eggerding, Jr.	$506	$134,875
Noel K. Estenson	$389	$103,750
Richard L. Gady	$389	$103,750
Richard A. Hauser	$389	$103,750
Paul R. Laubscher	$0	$0
Connie M. Levi	$428	$114,125
Douglas D. Sims	$389	$103,750
Constance L. Souders	$389	$103,750

[1]

The Trust has adopted a deferred compensation plan for the benefit of the Independent Trustees of the Trust who wish to defer receipt of a percentage of eligible compensation which they otherwise are entitled to receive from the Trust. Compensation deferred is effectively invested in the Thrivent Mutual Funds, the allocation of which is determined by the individual Trustee. The Trustees participating in the deferred compensation plan do not actually own shares of the Thrivent Mutual Funds through the plan, since deferred compensation is a general liability of the Thrivent Mutual Funds. However, a Trustee’s return on compensation deferred is economically equivalent to an investment in the applicable Thrivent Mutual Funds. As of October 31, 2008, the total amount of deferred compensation payable to Mr. Estenson was $258,952; the total amount of deferred compensation payable to Mr. Gady was $441,098; the total amount of deferred compensation payable to Mr. Hauser was $60,484; the total amount of deferred compensation payable to Mr. Sims was $189,720; and the total amount of deferred compensation payable to Ms. Souders was $97,836.

Shareholder Communications

Shareholders may contact the Board, or any individual Trustee, by sending a letter to:

Board of Trustees

Thrivent Financial Securities Lending Trust

625 Fourth Avenue South

Minneapolis, MN 55415

Independent Accountants

The Trust has retained PricewaterhouseCoopers LLP (“PwC”) as its independent public accountants for the fiscal year ending October 31, 2008. Representatives of PwC are not expected to be present at the Special Meeting but are expected to be available by telephone should the need for consultation arise. Representatives of PwC shall have the opportunity to make a statement at the Special Meeting if they so desire.

The following table presents the aggregate fees billed to the Trust for the fiscal years ended October 31, 2007 and October 31, 2008 by PwC for professional services rendered for the audit of the annual financial statements of the Trust and fees billed for other services rendered by PwC during those periods.

Fiscal Years Ended	10/31/07	10/31/08
Audit Fees	$13,353	$0
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$4,490	$5,311.01
All Other Fees(3)	$0	$0

Total	$17,843	$5,311.01

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The Trust’s audit committee charter provides that the audit committee (comprised of the Independent Trustees of the Trust) is responsible for pre-approval of all auditing services performed for the Trust. The audit committee also is responsible for pre-approval (subject to certain de minimis exceptions for non-audit services described in applicable regulations) of all non-auditing services performed for the Trust or an affiliate of the Trust. In addition, the Trust’s audit committee charter permits a designated member of the audit committee to pre-approve, between committee meetings, one or more audit or non-audit service projects, subject to an expense limit and notification to the audit committee at the next committee meeting. The Trust’s audit committee pre-approved all fees described above that PwC billed to the Trust.

Less than 50% of the hours billed by PwC for auditing services to the Trust for its last fiscal year was for work performed by persons other than full-time permanent employees of PwC. In addition, the Trust’s Audit Committee has considered the non-audit services provided to the Trust, the Trust’s investment adviser and their affiliates and determined that these services do not compromise PwC’s independence.

Required Vote

A plurality of the total votes cast in person or by proxy at the Special Meeting at which a quorum is present is required for the election of each Trustee.

Recommended Shareholder Action

The Board unanimously recommends that shareholders vote FOR all candidates in the Proposal. If the Proposal is not adopted, the Board will continue to consist of the existing Trustees of the Trust.

OTHER INFORMATION

Other Matters to Come Before the Special Meeting

The Board does not know of any matters to be considered at the Special Meeting other than those described above. If any other matters are properly brought before the Special Meeting, the proxies identified on the voting instruction form intend to vote Trust shares on such matters in accordance with their best judgment.

In the event that sufficient votes to approve the Proposal are not received at the Special Meeting, proxies will be voted in favor of one or more adjournments of the Special Meeting to permit further solicitation of proxies on such Proposal, provided that the Board determines that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors.

No Annual Meetings of Shareholders

There will be no annual or further special meetings of shareholders of the Trust unless required by applicable law or called by the Board in its discretion. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 625 Fourth Avenue South, Minneapolis, Minnesota 55415. Shareholder proposals should be received in a reasonable time before the solicitation is made.

Whether or not you plan to attend this special meeting, please fill in, date and sign the proxy card and return it promptly to Thrivent Financial for Lutherans.

April 20, 2009

Date of Proxy Statement

PROXY	THRIVENT FINANCIAL SECURITIES LENDING TRUST PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 15, 2009	PROXY

The undersigned hereby appoints Russell W. Swansen, David S. Royal and John L. Sullivan and each of them, attorneys and proxies for the undersigned, with full power of substitution and resubstitution, to attend, vote and act for the undersigned at the above-referenced Special Meeting of Shareholders, to be held at Thrivent Financial for Lutherans building, 625 Fourth Avenue South, Minneapolis, Minnesota 55415 on May 15, 2009 at 9:30 a.m. Central Time, and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Trust which the undersigned may be entitled to vote with respect to the proposals set forth on the reverse, and any other matters to come before the Special Meeting, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such Special Meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

Note: Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

Signature(s)
Signature(s)
Date

VOTING OPTIONS

Read your proxy statement and have it at hand when voting.

VOTE BY MAIL

Vote, sign and date this Proxy Card and return to Thrivent Financial for Lutherans

OR

VOTE IN PERSON

Attend Shareholder Meeting at 625 Fourth Avenue South, Minneapolis, MN 55415 on May 15, 2009

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF TRUSTEES. YOUR VOTE IS IMPORTANT

YOUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL. MARK YOUR VOTE WITH AN X IN THE APPROPRIATE BOX

1. To elect Trustees of the Trust.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. Russell W. Swansen	02. F. Gregory Campbell	03. Herbert F. Eggerding, Jr.	04. Noel K. Estenson	☐	☐	☐
05. Richard L. Gady	06. Richard A. Hauser	07. Paul R. Laubscher	08. Connie M. Levi
09. Douglas D. Sims	10. Constance L. Souders

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line below.

2.	To consider and act upon any matter related to the foregoing and to transact other business that may properly come before the Special Meeting and all adjournments.

PLEASE VOTE, DATE AND SIGN THIS PROXY CARD AND RETURN IT PROMPTLY TO THRIVENT FINANCIAL FOR LUTHERANS